UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2009

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KRISPY KREME DOUGHNUTS, INC.
(Exact name of registrant as specified in its charter)

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North Carolina	001-16485	56-2169715
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

370 Knollwood Street, Winston-Salem, North Carolina 27103
(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 725-2981

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On December 7, 2009, Krispy Kreme Doughnuts, Inc. (the “Company”) entered into an agreement pursuant to which a shareholder derivative action entitled Wright v. Krispy Kreme Doughnuts, Inc., et al., Case No. 04-CV-00832, pending in the United States District Court for the Middle District of North Carolina, will be settled. On December 23, 2009, the Court issued an Order setting February 24, 2010 as the hearing date for final approval of the terms of the settlement. The Order also approved the form of notice to shareholders. The full notice, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference, provides details regarding the hearing, the lawsuit, the settlement and the right of shareholders to object to the settlement.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits. The following exhibit is filed herewith:

Exhibit No.      Description

     99.1             Notice of Proposed Settlement of Shareholder Derivative Action and Hearing
     99.2             Order Preliminarily Approving Settlement and Providing for Notice

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRISPY KREME DOUGHNUTS, INC.
Dated: December 7, 2009

	By:	/s/ Douglas R. Muir
Douglas R. Muir
Chief Financial Officer